Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.





     To my knowledge, this Report on Form 10-Q for the thirteen and thirty-nine weeks ended September 28, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Tasty Baking Company.


                                       By:  /S/ Charles P. Pizzi
                                            ------------------------------------
                                            Name:  Charles P. Pizzi
                                            Title: President and
                                                   Chief Executive Officer



                                       By:  /S/ John M. Pettine
                                            ------------------------------------
                                            Name:  John M. Pettine
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


Date:  November 8, 2002